Exhibit 99.42

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  DECEMBER 1999
                REMIC Home Equity Loan Pass-Through Certificates,
                                 Series 1999-HE3

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

          (1)  Amount of distribution allocable to principal:
            Class A1                 36157D AA 4                   $52.12199485
                                                                   -------------
            Class A2                 36157D AB 4                    $0.00000000
                                                                   -------------
            Class A3                 36157D AC 0                    $0.00000000
                                                                   -------------
            Class A4                 36157D AD 8                    $0.00000000
                                                                   -------------
            Class A5                 36157D AE 6                    $0.00000000
                                                                   -------------
            Class A6                 36157D AF 3                    $0.00000000
                                                                   -------------
             Class M                 36157D AG 1                    $1.70360991
                                                                   -------------
            Class B1                 36157D AH 9                    $1.70360991
                                                                   -------------
            Class B2                 36157D AJ 5                    $1.70360991
                                                                   -------------
            Class B3                  No cusip                      $1.70360991
                                                                   -------------
            Class B4                  No cusip                      $1.70360991
                                                                   -------------
            Class B5                  No cusip                      $1.70360991
                                                                   -------------
            Class R1                 36157D AK 2                    $0.00000000
                                                                   -------------
            Class R2                 36157D AL 0                    $0.00000000
                                                                   -------------

          (2)  Aggregate principal prepayments included in distribution:
            Class A1                 36157D AA 4                  $6,542,967.97
                                                                  --------------
            Class A2                 36157D AB 4                    $0.00000000
                                                                  --------------
            Class A3                 36157D AC 0                    $0.00000000
                                                                  --------------
            Class A4                 36157D AD 8                    $0.00000000
                                                                  --------------
            Class A5                 36157D AE 6                    $0.00000000
                                                                  --------------
            Class A6                 36157D AF 3                    $0.00000000
                                                                  --------------
             Class M                 36157D AG 1                    $0.00000000
                                                                  -------------
            Class B1                 36157D AH 9                    $0.00000000
                                                                  -------------
            Class B2                 36157D AJ 5                    $0.00000000
                                                                  -------------
            Class B3                  No cusip                      $0.00000000
                                                                  -------------
            Class B4                  No cusip                      $0.00000000
                                                                  -------------
            Class B5                  No cusip                      $0.00000000
                                                                  --------------
            Class R1                 36157D AK 2                    $0.00000000
                                                                  --------------
            Class R2                 36157D AL 0                    $0.00000000
                                                                  --------------

          (3)  Amount of distribution allocable to interest Pay-out Rate:
            Class A1                 36157D AA 4   $5.19285977           6.870%
                                                   -----------------------------
            Class A2                 36157D AB 4   $5.82916667           6.995%
                                                   -----------------------------
            Class A3                 36157D AC 0   $5.92500000           7.110%
                                                   -----------------------------
            Class A4                 36157D AD 8   $6.21666667           7.460%
                                                   -----------------------------
            Class A5                 36157D AE 6   $6.49583333           7.795%
                                                   -----------------------------
            Class A6                 36157D AF 3   $6.20833333           7.450%
                                                   -----------------------------
             Class S                  No cusip     $1.53844307            1.85%
                                                   -----------------------------
             Class M                 36157D AG 1   $6.45729605           7.775%
                                                   -----------------------------
            Class B1                 36157D AH 9   $6.90577706           8.315%
                                                   -----------------------------
            Class B2                 36157D AJ 5   $7.63637339           9.195%
                                                   -----------------------------
            Class B3                  No cusip     $7.63637339           9.195%
                                                   -----------------------------
            Class B4                  No cusip     $7.63637339           9.195%
                                                   -----------------------------
            Class B5                  No cusip     $7.63637339           9.195%
                                                   -----------------------------

          (4)  Amount of distribution allocable to Unanticipated Recoveries:
            Class A1                                                      $0.00
                                                                     -----------
            Class A2                                                      $0.00
                                                                     -----------
            Class A3                                                      $0.00
                                                                     -----------
            Class A4                                                      $0.00
                                                                     -----------
            Class A5                                                      $0.00
                                                                     -----------
            Class A6                                                      $0.00
                                                                     -----------
             Class M                                                      $0.00
                                                                     -----------
            Class B1                                                      $0.00
                                                                     -----------
            Class B2                                                      $0.00
                                                                     -----------
            Class B3                                                      $0.00
                                                                     -----------
            Class B4                                                      $0.00
                                                                     -----------
            Class B5                                                      $0.00
                                                                     -----------
            Class R1                                                      $0.00
                                                                     -----------
            Class R2                                                      $0.00
                                                                     -----------

          (5) Servicing Compensation:                               $202,211.20
                                                                    ------------

          The amounts below are for the aggregate of all Certificates:

          (6) Pool Principal Balance;                          $421,181,435.69
                                                               ----------------
                number of Mortgage Loans:                                6,081
                                                               ----------------

          (7)  Class  Certificate   Principal  Balance  (or  Notional  Principal
               Balance)  of  each  Class;   Certificate  Principal  Balance  (or
               Notional Principal Balance) of Single Certificate of each Class:

                                                                Single
                                                             Certificate
                            Class       Class Balance          Balance
           36157D AA 4      Class A1      $117,552,565.07     $854.92774599
                                        -----------------------------------
           36157D AB 4      Class A2       $44,000,000.00   $1,000.00000000
                                        -----------------------------------
           36157D AC 0      Class A3       $83,000,000.00   $1,000.00000000
                                        -----------------------------------
           36157D AD 8      Class A4       $52,000,000.00   $1,000.00000000
                                        -----------------------------------
           36157D AE 6      Class A5       $23,441,000.00   $1,000.00000000
                                        -----------------------------------
           36157D AF 3      Class A6       $37,771,000.00   $1,000.00000000
                                        -----------------------------------
           36157D AG 1      Class M        $12,958,844.21     $994.92086040
                                        -----------------------------------
           36157D AH 9      Class B1       $11,878,360.15     $994.92086040
                                        -----------------------------------
           36157D AJ 5      Class B2       $10,367,075.37     $994.92086040
                                        -----------------------------------
            No cusip        Class B3        $6,910,720.30     $994.92086040
                                        -----------------------------------
            No cusip        Class B4        $4,967,639.86     $994.92086040
                                        -----------------------------------
            No cusip        Class B5        $9,071,303.66     $994.92086040
                                        -----------------------------------
           36157D AK 2      Class R1                $0.00       $0.00000000
                                        -----------------------------------
           36157D AL 0      Class R2                $0.00       $0.00000000
                                        -----------------------------------

          (8)   Book value of real estate acquired on behalf of Certificate-
                holders; number of                                    $0.00
                                                                      ------
                related Mortgage Loans:                                   0
                                                                      ------

          (9) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:
               One Payment Delinquent                             $7,082,191.80
                                                                 ---------------
                                                                             94
                                                                 ---------------
               Two Payments Delinquent                            $2,640,380.75
                                                                 ---------------
                                                                             29
                                                                 ---------------
               Three or more Payments Delinquent                    $284,191.02
                                                                 ---------------
                                                                              5
                                                                 ---------------
               TOTAL                                             $10,006,763.57
                                                                 ---------------
                                                                            128
                                                                 ---------------
               In foreclosure                                       $425,939.48
                                                                 ---------------
                                                                              4
                                                                 ---------------

          (10) Aggregate  Scheduled  Principal  Balance  and number of  replaced
               Mortgage Loans:                                            $0.00
                                                                          ------
                                                                              0
                                                                          ------

          (11) Unpaid Net Simple Interest Shortfall:
            Class A1                                                      $0.00
                                                                          ------
            Class A2                                                      $0.00
                                                                          ------
            Class A3                                                      $0.00
                                                                          ------
            Class A4                                                      $0.00
                                                                          ------
            Class A5                                                      $0.00
                                                                          ------
            Class A6                                                      $0.00
                                                                          ------
             Class S                                                      $0.00
                                                                          ------
             Class M                                                      $0.00
                                                                          ------
            Class B1                                                      $0.00
                                                                          ------
            Class B2                                                      $0.00
                                                                          ------
            Class B3                                                      $0.00
                                                                          ------
            Class B4                                                      $0.00
                                                                          ------
            Class B5                                                      $0.00
                                                                          ------

          (12) Class Certificate Interest Rate of:
             Class M                                               7.775%
                                                               -----------
            Class B1                                               8.315%
                                                               -----------
            Class B2                                               9.195%
                                                               -----------
            Class B3                                               9.195%
                                                               -----------
            Class B4                                               9.195%
                                                               -----------
            Class B5                                               9.195%
                                                               -----------
             Class S                                                1.85%
                                                               -----------

          (13) Senior Percentage for such                      86.644688%
                                                               -----------
                  Distribution Date

          (14) Senior Prepayment Percentage
               for such Distribution Date                        100.00%
                                                              -----------

          (15) Junior Percentage for such
               Distribution Date                              13.355312%
                                                              -----------

          (16) Junior Prepayment Percentage
               for such Distribution Date                          0.00%
                                                              -----------

          (17) Class A6 Certificate Percentage
               for such Distribution Date                     10.350166%
                                                              -----------

          (18) Class A6 Distribution Percentage
               for such Distribution Date                          0.00%
                                                              -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.

By:  /s/ Tim Neer
-----------------------------------------------------------------
Name:   Tim Neer
Title:  Vice President of Investor Operations